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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                             Securities Exchange Act

       Date of Report (Date of earliest event reported): February 22, 2002


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-11535                                                41-1804964
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

                2650 Lou Menk Drive, Fort Worth, Texas 76131-2830
               (Address of Principal Executive Offices) (Zip Code)


                                 (817) 352-4813
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
          (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

     On February 22, 2002, Burlington Northern Santa Fe Corporation released a press release recommending that its shareholders reject an unsolicited mini-tender offer to purchase up to 12,500,000 shares of its common stock, par value $0.01 per share, made by TRC Capital Corporation for an offer price of $26.15 per share. The February 22, 2002 press release is attached as Exhibit
99.1 and is incorporated by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         See Exhibits Index included herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BURLINGTON NORTHERN SANTA FE
                                            CORPORATION
                                            (Registrant)

Date:  February 22, 2002               By:  /s/ Jeffrey R. Moreland
                                            ------------------------------------
                                            (Signature)
                                            Jeffrey R. Moreland
                                            Executive Vice President Law &
                                            Government Affairs and Secretary

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                    BURLINGTON NORTHERN SANTA FE CORPORATION

                                INDEX OF EXHIBITS

Exhibit
Number   Description
-------  -----------
99.1     Press release dated February 22, 2002.